                                                                    Exhibit 3-91
--------------------------------------------------------------------------------

                          Commonwealth of Pennsylvania

                              Department of State

                                [Graphic Omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

                To All to Whom These Presents Shall Come, Greeting:

   Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

   Whereas, The stipulations and conditions of the Law have been fully complied with by

                  GENESIS HEALTH VENTURES LINEN SERVICES, INC.

   Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

 [Graphic Omitted]  Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 13th day of February in the year of our Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred tenth.

                    /s/ [graphic of signature]

APPLICANT'S ACCT NO.                                                                     Filed this 13th day of
DSCB:BCL-204 (Rev. 8-72)                                                                 FEB, 1986,
Filing Fee:o                                                                             Commonwealth of Pennsylvania
                                                                                         Department of State
                                                        86121608
                                   --------------------------------------------------
                                                  (Line for numbering)
Articles of Incorporation--                                                              /s/ [graphic of signature]
Domestic Business Corporation                            906893
                                              COMMONWEALTH OF PENNSYLVANIA               Secretary of the Commonwealth
                                                  DEPARTMENT OF STATE                 ---------------------------------------------
                                                   CORPORATION BUREAU                                       (Box for Certification)


   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1204), the undersigned, desiring to be incorporated as a business corporation hereby certifies (certify) that:

1.  The name of the corporation is:
    Genesis Health Ventures Linen Services, Inc.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

    148 West State Street, Suite 100
    --------------------------------------------------------------------------
       (NUMBER)                                                       (STREET)

    Kennett Square, Pennsylvania 19348                       (15)
    --------------------------------------------------------------------------
        (CITY)                                             (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

    To have unlimited power to engage in, or to do any lawful act concerning any or all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended, and to own and operate nursing homes and convalescent centers and other related health care businesses.

4.  The term for which the corporation is to exist is: perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:
    The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) shares of common stock and the par value of each such share is One Dollar ($1.00) amounting in the aggregate to One Thousand Dollars ($1,000.00).

M. BURR KEIM COMPANY, PHILADELPHIA

DSCB:BCL-204 (Rev. 8-72)-2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporation(s) is (are):

NAME                                                  ADDRESS                                  NUMBER AND CLASS OF SHARES
                                                         o
Fred J. Berg, Esquire                          Four Penn Center Plaza                                      1
-----------------------------------------------------------------------------------------------------------------------------------
                                               Philadelphia, PA 19103
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


   IN TESTIMONY WHEREOF, the incorporator(s) has signed and sealed these Articles of Incorporation this 12th day of February 1986

______________________(SEAL)      /s/ [Signature Graphic Omitted]________ (SEAL)

                                      ___________________________________ (SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

B. One or more corporations or natural persons of full age may incorporate a business corporation.

C. Optional provisions required or authorized by law may be added as Paragraphs 7,8,9... etc.

D. The following shall accompany this form:

   (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

   (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
       Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

   (3) Any necessary governmental approvals.

E. BCL ss.205 (15 Pa. S. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

[graphic omitted]

Microfilm Number o               Filed with the Department of State on MAR 21 o

Entity Number  906893                             /s/ [graphic of signature]
                                                  ----------------------------
                                                  Secretary of the Commonwealth

              ARTICLES OF AMENDMENT--DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 89)

   ln compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:  GENESIS HEALTH VENTURES LINEN SERVICES,
     INC.

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):
          148 West State Street, Suite 100, Kennett Square, PA 19348, Chester
   (a)   --------------------------------------------------------------------
          Number and Street        City        State      Zip          County

   (b)  c/o:  ---------------------------------------------------------------
              Name of Commercial Registered Office Provider            County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Act of May 5, 1933, P.L.364, as amended

4. The original date of its incorporation is: February 13, 1986

5. (Check, and if appropriate complete, one of the following):

   |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   |_| The amendment shall be effective on: ____________________________________

6. (Check one of the following:)

   |x| The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. ss.
       1914(a) and (b).

   |_| The amendment was adopted by the board of directors pursuant to 15
       Pa.C.S. ss. 1914 (c).

7. (Check, and if appropriate, complete one of the following):

   |x| The amendment adopted by the corporation, set forth in full, is as follows:

       1. The name of the corporation is: GENESIS PHYSICIAN SERVICES, INC.

   |_| The amendment adopted by the corporation as set forth in full in Exhibit
       A, attached hereto and made a part here o.

M BURR KEIM COMPANY, PHILADELPHIA
      1-800-533-8113

                                                                        9616-169
DSCB:15-1915 (Rev 89)-2

8. (Check, if the amendment restates the Articles):

   |_| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by authorized officer thereof this 28th day of February, 1991.


                             GENESIS HEALTH VENTURES LINEN SERVICE, INC.
                             --------------------------------------------------
                                   (Name of Corporation)

                             BY: /s/ Joseph A. Williamson
                             --------------------------------------------------
                                     (Signature)

                             TITLE: Joseph A. Williamson, President
                             --------------------------------------------------

Microfilm Number______         Filed with the Department of State on FEB 29 1996

Entity Number  906893                            /s/ [graphic of signature]
---------------------                            -------------------------------
                                                  Secretary of the Commonwealth

              ARTICLES OF AMENDMENT--DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)

   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:  Genesis Physician Services, Inc.

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          148 West, State Street, Kennett Square, PA 19348, Chester
    (a)  ---------------------------------------------------------------------
          Number and Street        City        State      Zip         County

    (b)  c/o: ----------------------------------------------------------------
               Name of Commercial Registered Office Provider          County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: A Bus. Law Act of 5/5/33, PL 364

4.  The date of its incorporation is: 02/13/86

5.  (Check, and if appropriate complete, one of the following):

    |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

    |_| The amendment shall be effective on___________________ at _____________
                                                  Date                Hour

6.   (Check one of the following):

    |x| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

    |_| The amendment was adopted by the board of directors pursuant to 15
        Pa.C.S. ss. 1914(c).

7.  (Check, and if appropriate, complete one of the following):

    |x| The amendment adopted by the corporation, set forth in full, is as follows:
    The name of the corporation is Genesis Eldercare Physician Services, Inc.

(PA. - 1427 - 10/9/92)                                              FEB 29 96
                                                              PA Dept. of State

                                    9616-936

DSCB:15-1915 (Rev 90)-2

   |_| The amendment adopted by the corporation as set forth in full in Exhibit
       A attached hereto and made a part hereof.

8. |_| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 11th day of December, 1995.


                             Genesis Physician Services, Inc.
                             --------------------------------------------------
                                   (Name of Corporation)

                             BY: /s/ [graphic of signature]
                                -----------------------------------------------
                                     (Signature)

                             TITLE : Secretary
                                     ------------------------------------------





(PA-1427)